Exhibit 99.2

Quarterly Financial Supplement - 3Q 2016

Page #

Consolidated Financial Summary	1
Consolidated Income Statement Information	2
Consolidated Financial Information and Statistical Data	3
Consolidated Loans and Lending Commitments	4
Institutional Securities Income Statement Information	5
Institutional Securities Financial Information and Statistical Data	6
Wealth Management Income Statement Information	7
Wealth Management Financial Information and Statistical Data	8
Investment Management Income Statement Information	9
Investment Management Financial Information and Statistical Data	10
U.S. Bank Supplemental Financial Information	11
Consolidated Return on Average Common Equity Financial Information	12
Earnings Per Share Summary	13
End Notes	14
Definition of U.S. GAAP to Non-GAAP Measures and Performance Metrics	15 - 16
Legal Notice	17

Consolidated Financial Summary
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2016	June 30, 2016	Sept 30, 2015	June 30, 2016	Sept 30, 2015	Sept 30, 2016	Sept 30, 2015	Change
Net revenues
Institutional Securities	$4,553	$4,578	$3,904	(1%)	17%	$12,845	$14,534	(12%)
Wealth Management	3,881	3,811	3,640	2%	7%	11,360	11,349	--
Investment Management	552	583	274	(5%)	101%	1,612	1,694	(5%)
Intersegment Eliminations	(77)	(63)	(51)	(22%)	(51%)	(207)	(160)	(29%)
Net revenues	$8,909	$8,909	$7,767	--	15%	$25,610	$27,417	(7%)

Income (loss) from continuing operations before tax
Institutional Securities	$1,383	$1,506	$688	(8%)	101%	$3,797	$4,123	(8%)
Wealth Management	901	859	824	5%	9%	2,546	2,564	(1%)
Investment Management	97	118	(38)	(18%)	*	259	369	(30%)
Income (loss) from continuing operations before tax	$2,381	$2,483	$1,474	(4%)	62%	$6,602	$7,056	(6%)

Net Income (loss) applicable to Morgan Stanley
Institutional Securities	$966	$988	$518	(2%)	86%	$2,545	$3,355	(24%)
Wealth Management	564	516	509	9%	11%	1,573	1,605	(2%)
Investment Management	67	78	(9)	(14%)	*	195	259	(25%)
Net Income (loss) applicable to Morgan Stanley	$1,597	$1,582	$1,018	1%	57%	$4,313	$5,219	(17%)

Financial Metrics:

Earnings per diluted share	$0.81	$0.75	$0.48	8%	69%	$2.11	$2.51	(16%)
Earnings per diluted share excluding DVA	$0.81	$0.75	$0.34	8%	138%	$2.11	$2.27	(7%)

Return on average common equity	8.7%	8.3%	5.6%			7.7%	9.8%
Return on average common equity excluding DVA	8.7%	8.3%	3.9%			7.7%	8.8%

Notes:	-
Effective January 1, 2016, the Firm early adopted the provision of new accounting guidance that requires unrealized gains and losses from Morgan Stanley’s debt-related credit spreads and other credit factors (Debt Valuation Adjustments, or DVA) to be presented in other comprehensive income as opposed to net revenues and net income. This change is reflected in the consolidated results and the Institutional Securities segment for 2016. Results for 2015 were not restated pursuant to this guidance.

	-	Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2016	June 30, 2016	Sept 30, 2015	June 30, 2016	Sept 30, 2015	Sept 30, 2016	Sept 30, 2015	Change
Revenues:
Investment banking	$1,225	$1,224	$1,313	--	(7%)	$3,556	$4,284	(17%)
Trading	2,609	2,746	2,026	(5%)	29%	7,420	8,649	(14%)
Investments	87	126	(119)	(31%)	*	179	408	(56%)
Commissions and fees	991	1,020	1,115	(3%)	(11%)	3,066	3,459	(11%)
Asset management, distribution and admin. fees	2,686	2,637	2,732	2%	(2%)	7,943	8,155	(3%)
Other	308	243	(62)	27%	*	631	406	55%
Total non-interest revenues	7,906	7,996	7,005	(1%)	13%	22,795	25,361	(10%)

Interest income	1,734	1,667	1,451	4%	20%	5,148	4,321	19%
Interest expense	731	754	689	(3%)	6%	2,333	2,265	3%
Net interest	1,003	913	762	10%	32%	2,815	2,056	37%
Net revenues	8,909	8,909	7,767	--	15%	25,610	27,417	(7%)
Non-interest expenses:
Compensation and benefits	4,097	4,015	3,437	2%	19%	11,795	12,366	(5%)

Non-compensation expenses:
Occupancy and equipment	339	329	341	3%	(1%)	997	1,034	(4%)
Brokerage, clearing and exchange fees	491	484	485	1%	1%	1,440	1,435	--
Information processing and communications	456	429	447	6%	2%	1,327	1,300	2%
Marketing and business development	130	154	158	(16%)	(18%)	418	487	(14%)
Professional services	489	547	576	(11%)	(15%)	1,550	1,660	(7%)
Other	526	468	849	12%	(38%)	1,481	2,079	(29%)
Total non-compensation expenses	2,431	2,411	2,856	1%	(15%)	7,213	7,995	(10%)

Total non-interest expenses	6,528	6,426	6,293	2%	4%	19,008	20,361	(7%)

Income (loss) from continuing operations before taxes	2,381	2,483	1,474	(4%)	62%	6,602	7,056	(6%)
Income tax provision / (benefit) from continuing operations	749	833	423	(10%)	77%	2,160	1,704	27%
Income (loss) from continuing operations	1,632	1,650	1,051	(1%)	55%	4,442	5,352	(17%)
Gain (loss) from discontinued operations after tax	8	(4)	(2)	*	*	1	(9)	*
Net income (loss)	$1,640	$1,646	$1,049	--	56%	$4,443	$5,343	(17%)
Net income applicable to nonredeemable noncontrolling interests	43	64	31	(33%)	39%	130	124	5%
Net income (loss) applicable to Morgan Stanley	1,597	1,582	1,018	1%	57%	4,313	5,219	(17%)
Preferred stock dividend / Other	79	157	79	(50%)	--	314	301	4%
Earnings (loss) applicable to Morgan Stanley common shareholders	$1,518	$1,425	$939	7%	62%	$3,999	$4,918	(19%)

Pre-tax profit margin	27%	28%	19%			26%	26%
Compensation and benefits as a % of net revenues	46%	45%	44%			46%	45%
Non-compensation expenses as a % of net revenues	27%	27%	37%			28%	29%
Effective tax rate from continuing operations	31.5%	33.5%	28.7%			32.7%	24.1%

Notes:	-	Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Consolidated Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2016	June 30, 2016	Sept 30, 2015	June 30, 2016	Sept 30, 2015	Sept 30, 2016	Sept 30, 2015	Change

Regional revenues
Americas	$6,624	$6,538	$5,652	1%	17%	$18,914	$19,359	(2%)
EMEA (Europe, Middle East, Africa)	1,236	1,312	1,198	(6%)	3%	3,677	4,396	(16%)
Asia	1,049	1,059	917	(1%)	14%	3,019	3,662	(18%)
Consolidated net revenues	$8,909	$8,909	$7,767	--	15%	$25,610	$27,417	(7%)

Worldwide employees	55,256	54,529	56,267	1%	(2%)

Deposits	$151,843	$152,693	$147,226	(1%)	3%
Assets	$813,891	$828,873	$834,113	(2%)	(2%)
Risk-weighted assets	$357,020	$355,982	$423,242	--	(16%)
Global liquidity reserve	$197,094	$207,455	$190,865	(5%)	3%
Long-term debt outstanding	$163,927	$163,492	$160,343	--	2%
Maturities of long-term debt outstanding (next 12 months)	$27,255	$24,244	$25,022	12%	9%

Common equity	$69,629	$69,596	$67,767	--	3%
Less: Goodwill and intangible assets	(9,329)	(9,411)	(9,652)	1%	3%
Tangible common equity	$60,300	$60,185	$58,115	--	4%

Preferred equity	$7,520	$7,520	$7,520	--	--
Junior subordinated debt issued to capital trusts (1)	$-	$2,853	$2,869	*	*

Period end common shares outstanding (millions)	1,876	1,918	1,938	(2%)	(3%)
Book value per common share	$37.11	$36.29	$34.97
Tangible book value per common share	$32.13	$31.39	$29.99

Common Equity Tier 1 capital Advanced (Transitional)	$60,334	$59,796	$59,056	1%	2%
Tier 1 capital Advanced (Transitional)	$67,565	$66,782	$66,071	1%	2%

Common Equity Tier 1 capital ratio Advanced (Transitional)	16.9%	16.8%	14.0%
Pro-forma Common Equity Tier 1 capital ratio Advanced (Fully Phased-in)	15.9%	15.7%	12.6%
Tier 1 capital ratio Advanced (Transitional)	18.9%	18.8%	15.6%
Tier 1 leverage ratio (Transitional)	8.3%	8.3%	8.1%
Supplementary Leverage Ratio (Transitional)	6.3%	6.3%	5.9%
Pro-forma Supplementary Leverage Ratio (Fully Phased-in)	6.2%	6.1%	5.5%

Notes:	-	Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Consolidated Loans and Lending Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sept 30, 2016	June 30, 2016	Sept 30, 2015	June 30, 2016	Sept 30, 2015

Institutional Securities

Corporate loans (1)	$14.5	$19.9	$15.3	(27%)	(5%)

Corporate lending commitments (2)	$80.5	$83.8	$100.6	(4%)	(20%)

Corporate Loans and Lending Commitments (3)	$95.0	$103.7	$115.9	(8%)	(18%)

Other loans	$29.4	$28.3	$27.6	4%	7%

Other lending commitments	$5.0	$4.2	$6.9	19%	(28%)

Other Loans and Lending Commitments (4)	$34.4	$32.5	$34.5	6%	--

Institutional Securities Loans and Lending Commitments (5)	$129.4	$136.2	$150.4	(5%)	(14%)

Wealth Management

Loans	$57.8	$54.3	$46.6	6%	24%

Lending commitments	$8.1	$7.0	$5.7	16%	42%

Wealth Management Loans and Lending Commitments (6)	$65.9	$61.3	$52.3	8%	26%

Consolidated Loans and Lending Commitments	$195.3	$197.5	$202.7	(1%)	(4%)

Notes:	-	Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Institutional Securities
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2016	June 30, 2016	Sept 30, 2015	June 30, 2016	Sept 30, 2015	Sept 30, 2016	Sept 30, 2015	Change
Revenues:
Investment banking	$1,104	$1,108	$1,181	--	(7%)	$3,202	$3,794	(16%)
Trading	2,393	2,498	1,984	(4%)	21%	6,782	8,191	(17%)
Investments	36	76	113	(53%)	(68%)	144	241	(40%)
Commissions and fees	592	607	657	(2%)	(10%)	1,854	2,013	(8%)
Asset management, distribution and admin. fees	68	69	66	(1%)	3%	210	211	--
Other	243	138	(112)	76%	*	385	190	103%
Total non-interest revenues	4,436	4,496	3,889	(1%)	14%	12,577	14,640	(14%)

Interest income	980	966	825	1%	19%	2,999	2,418	24%
Interest expense	863	884	810	(2%)	7%	2,731	2,524	8%
Net interest	117	82	15	43%	*	268	(106)	*
Net revenues	4,553	4,578	3,904	(1%)	17%	12,845	14,534	(12%)

Compensation and benefits	1,657	1,625	1,318	2%	26%	4,664	5,241	(11%)
Non-compensation expenses	1,513	1,447	1,898	5%	(20%)	4,384	5,170	(15%)
Total non-interest expenses	3,170	3,072	3,216	3%	(1%)	9,048	10,411	(13%)

Income (loss) from continuing operations before taxes	1,383	1,506	688	(8%)	101%	3,797	4,123	(8%)
Income tax provision / (benefit) from continuing operations	381	453	141	(16%)	170%	1,109	658	69%
Income (loss) from continuing operations	1,002	1,053	547	(5%)	83%	2,688	3,465	(22%)
Gain (loss) from discontinued operations after tax	8	(4)	(3)	*	*	1	(10)	*
Net income (loss)	1,010	1,049	544	(4%)	86%	2,689	3,455	(22%)
Net income applicable to nonredeemable noncontrolling interests	44	61	26	(28%)	69%	144	100	44%
Net income (loss) applicable to Morgan Stanley	$966	$988	$518	(2%)	86%	$2,545	$3,355	(24%)

Pre-tax profit margin	30%	33%	18%			30%	28%
Compensation and benefits as a % of net revenues	36%	35%	34%			36%	36%

Notes:	-
Effective July 1, 2016, the Wealth Management and Institutional Securities segments entered into an agreement whereby Institutional Securities assumed management of Wealth Management’s fixed income client-driven trading activities and related employees in an effort to build synergies across the businesses and more efficiently risk manage the Firm’s trading  activities. Accordingly, Institutional Securities began to pay fees to Wealth Management based on distribution activity which are reflected as Commissions and fees revenues for Wealth Management and as Brokerage, clearing and exchange fees expense for Institutional Securities. Institutional Securities results also reflect the ongoing revenues and compensation and benefits expenses related to these fixed income trading activities. Prior periods have not been recast for this new inter-segment agreement.

-
Effective January 1, 2016, the Firm early adopted the provision of new accounting guidance that requires unrealized gains and losses from Morgan Stanley’s debt-related credit spreads and other credit factors (DVA) to be presented in other comprehensive income as opposed to net revenues and net income. Results for 2015 were not restated pursuant to this guidance.

	-	Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Institutional Securities
Financial Information and Statistical Data
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2016	June 30, 2016	Sept 30, 2015	June 30, 2016	Sept 30, 2015	Sept 30, 2016	Sept 30, 2015	Change
Investment Banking
Advisory revenues	$504	$497	$557	1%	(10%)	$1,592	$1,451	10%
Underwriting revenues
Equity	236	266	250	(11%)	(6%)	662	1,046	(37%)
Fixed income	364	345	374	6%	(3%)	948	1,297	(27%)
Total underwriting revenues	600	611	624	(2%)	(4%)	1,610	2,343	(31%)

Total investment banking revenues	$1,104	$1,108	$1,181	--	(7%)	$3,202	$3,794	(16%)

Sales & Trading
Equity	$1,883	$2,145	$1,869	(12%)	1%	$6,084	$6,504	(6%)
Fixed Income	1,479	1,297	918	14%	61%	3,649	4,298	(15%)
Other	(192)	(186)	(65)	(3%)	(195%)	(619)	(493)	(26%)
Total sales & trading net revenues	$3,170	$3,256	$2,722	(3%)	16%	$9,114	$10,309	(12%)

Investments & Other
Investments	$36	$76	$113	(53%)	(68%)	$144	$241	(40%)
Other	243	138	(112)	76%	*	385	190	103%
Total investments & other revenues	$279	$214	$1	30%	*	$529	$431	23%

Institutional Securities net revenues	$4,553	$4,578	$3,904	(1%)	17%	$12,845	$14,534	(12%)

Average Daily 95% / One-Day Value-at-Risk ("VaR")
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$26	$32	$37
Equity price	$15	$17	$18
Foreign exchange rate	$7	$7	$12
Commodity price	$9	$10	$17

Aggregation of Primary Risk Categories	$32	$38	$50

Credit Portfolio VaR	$22	$20	$12

Trading VaR	$42	$46	$53

Notes:	-	Effective for the quarter ended September 30, 2016, the Institutional Securities “Fixed Income & Commodities” business has been renamed the “Fixed Income” business.
-
Effective January 1, 2016, the Firm early adopted the provision of new accounting guidance that requires unrealized gains and losses from DVA to be presented in other comprehensive income as opposed to net revenues and net income. Results for 2015 were not restated pursuant to this guidance. Sales and trading net revenues included positive / (negative) revenue related to DVA as follows:

September 30, 2015: Total QTD: $435 million; Fixed Income: $335 million; Equity: $100 million
September 30, 2015: Total YTD: $742 million; Fixed Income: $545 million; Equity: $197 million
	-	Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Wealth Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2016	June 30, 2016	Sept 30, 2015	June 30, 2016	Sept 30, 2015	Sept 30, 2016	Sept 30, 2015	Change
Revenues:
Investment banking	$129	$123	$140	5%	(8%)	$373	$518	(28%)
Trading	229	252	47	(9%)	*	675	475	42%
Investments	0	0	3	--	*	(2)	18	*
Commissions and fees	433	423	465	2%	(7%)	1,268	1,481	(14%)
Asset management, distribution and admin. fees	2,133	2,082	2,182	2%	(2%)	6,269	6,471	(3%)
Other	72	102	52	(29%)	38%	232	209	11%
Total non-interest revenues	2,996	2,982	2,889	--	4%	8,815	9,172	(4%)

Interest income	979	920	777	6%	26%	2,813	2,296	23%
Interest expense	94	91	26	3%	*	268	119	125%
Net interest	885	829	751	7%	18%	2,545	2,177	17%
Net revenues	3,881	3,811	3,640	2%	7%	11,360	11,349	--

Compensation and benefits	2,203	2,152	2,024	2%	9%	6,443	6,449	--
Non-compensation expenses	777	800	792	(3%)	(2%)	2,371	2,336	1%
Total non-interest expenses	2,980	2,952	2,816	1%	6%	8,814	8,785	--

Income (loss) from continuing operations before taxes	901	859	824	5%	9%	2,546	2,564	(1%)
Income tax provision / (benefit) from continuing operations	337	343	315	(2%)	7%	973	959	1%
Income (loss) from continuing operations	564	516	509	9%	11%	1,573	1,605	(2%)
Gain (loss) from discontinued operations after tax	0	0	0	--	--	0	0	--
Net income (loss)	564	516	509	9%	11%	1,573	1,605	(2%)
Net income applicable to nonredeemable noncontrolling interests	-	-	-	--	--	-	-	--
Net income (loss) applicable to Morgan Stanley	$564	$516	$509	9%	11%	$1,573	$1,605	(2%)

Pre-tax profit margin	23%	23%	23%			22%	23%
Compensation and benefits as a % of net revenues	57%	56%	56%			57%	57%

Notes:	-
Effective July 1, 2016, the Wealth Management and Institutional Securities segments entered into an agreement whereby Institutional Securities assumed management of Wealth Management’s fixed income client-driven trading activities and related employees in an effort to build synergies across the businesses and more efficiently risk manage the Firm’s trading activities. Accordingly, Institutional Securities began to pay fees to Wealth Management based on distribution activity which are reflected as Commissions and fees revenues for Wealth Management and as Brokerage, clearing and exchange fees expense for Institutional Securities. Institutional Securities results also reflect the ongoing revenues and compensation and benefits expenses related to these fixed income trading activities. Prior periods have not been recast for this new inter-segment agreement.

	-	Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Wealth Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:
	Sept 30, 2016	June 30, 2016	Sept 30, 2015	June 30, 2016	Sept 30, 2015

Bank deposit program (billions)	$149	$150	$139	(1%)	7%

Wealth Management Metrics

Wealth Management representatives	15,856	15,909	15,807	--	--

Annualized revenue per representative (000's)	$977	$959	$922	2%	6%

Client assets (billions)	$2,090	$2,034	$1,925	3%	9%
Client assets per representative (millions)	$132	$128	$122	3%	8%
Client liabilities (billions)	$70	$69	$61	1%	15%

Fee-based asset flows (billions)	$13.5	$12.0	$7.7	13%	75%
Fee-based client account assets (billions)	$855	$820	$770	4%	11%
Fee-based assets as a % of client assets	41%	40%	40%

Retail locations	608	609	616	--	(1%)

Notes:	-	Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Investment Management
Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2016	June 30, 2016	Sept 30, 2015	June 30, 2016	Sept 30, 2015	Sept 30, 2016	Sept 30, 2015	Change
Revenues:
Investment banking	$(2)	$-	$1	*	*	$(1)	$1	*
Trading	(3)	5	0	*	*	(8)	(3)	(167%)
Investments (1)	51	50	(235)	2%	*	37	149	(75%)
Commissions and fees	0	0	0	--	--	3	0	*
Asset management, distribution and admin. fees	508	517	511	(2%)	(1%)	1,551	1,547	--
Other	(3)	9	1	*	*	28	15	87%
Total non-interest revenues	551	581	278	(5%)	98%	1,610	1,709	(6%)

Interest income	1	3	0	(67%)	*	5	1	*
Interest expense	0	1	4	*	*	3	16	(81%)
Net interest	1	2	(4)	(50%)	*	2	(15)	*
Net revenues	552	583	274	(5%)	101%	1,612	1,694	(5%)

Compensation and benefits	237	238	95	--	149%	688	676	2%
Non-compensation expenses	218	227	217	(4%)	--	665	649	2%
Total non-interest expenses	455	465	312	(2%)	46%	1,353	1,325	2%

Income (loss) from continuing operations before taxes	97	118	(38)	(18%)	*	259	369	(30%)
Income tax provision / (benefit) from continuing operations	31	37	(33)	(16%)	*	78	87	(10%)
Income (loss) from continuing operations	66	81	(5)	(19%)	*	181	282	(36%)
Gain (loss) from discontinued operations after tax	0	0	1	--	*	0	1	*
Net income (loss)	66	81	(4)	(19%)	*	181	283	(36%)
Net income applicable to nonredeemable noncontrolling interests	(1)	3	5	*	*	(14)	24	*
Net income (loss) applicable to Morgan Stanley	$67	$78	$(9)	(14%)	*	$195	$259	(25%)

Pre-tax profit margin	18%	20%	*			16%	22%
Compensation and benefits as a % of net revenues	43%	41%	35%			43%	40%

Notes:	-	Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Investment Management
Financial Information and Statistical Data
(unaudited)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2016	June 30, 2016	Sept 30, 2015	June 30, 2016	Sept 30, 2015	Sept 30, 2016	Sept 30, 2015	Change

Assets under management or supervision (billions)

Net flows by asset class (1)
Equity	$(1.9)	$(1.4)	$(5.7)	(36%)	67%	$(4.0)	$(12.9)	69%
Fixed Income	0.9	(1.2)	(3.0)	*	*	(1.1)	(2.2)	50%
Liquidity	5.4	2.4	15.8	125%	(66%)	5.4	19.3	(72%)
Alternative / Other products	(0.5)	(1.5)	3.9	67%	*	(1.7)	4.1	*

Total net flows	$3.9	$(1.7)	$11.0	*	(65%)	$(1.4)	$8.3	*

Assets under management or supervision by asset class (2)
Equity	$83	$81	$81	2%	2%
Fixed Income	63	61	61	3%	3%
Liquidity	154	149	148	3%	4%
Alternative / Other products	117	115	114	2%	3%

Total Assets Under Management or Supervision	$417	$406	$404	3%	3%
Share of minority stake assets	$7	$8	$8	(13%)	(13%)

Notes:	-	Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

U.S. Bank Supplemental Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Sept 30, 2016	June 30, 2016	Sept 30, 2015	June 30, 2016	Sept 30, 2015

U.S. Bank assets	$173.9	$175.1	$163.5	(1%)	6%

U.S. Bank investment securities portfolio (1)	$64.7	$64.6	$52.4	--	23%

Wealth Management U.S. Bank Data
Securities-based lending and other loans	$34.1	$31.4	$26.8	9%	27%
Residential real estate loans	23.6	22.7	19.7	4%	20%
Total Securities-based and residential loans	$57.7	$54.1	$46.5	7%	24%

Institutional Securities U.S. Bank Data
Corporate Lending	$8.3	$8.9	$10.0	(7%)	(17%)
Other Lending:
Corporate loans	12.7	12.3	10.5	3%	21%
Wholesale real estate and other loans	9.9	8.9	9.2	11%	8%
Total other loans	$22.6	$21.2	$19.7	7%	15%
Total corporate and other loans	$30.9	$30.1	$29.7	3%	4%

Notes:	-	Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Consolidated Return on Average Common Equity Financial Information
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2016	June 30, 2016	Sept 30, 2015	June 30, 2016	Sept 30, 2015	Sept 30, 2016	Sept 30, 2015	Change
Average Common Equity
Institutional Securities	$43.2	$43.2	$33.8	--	28%	$43.2	$35.4	22%
Wealth Management	15.3	15.3	11.4	--	34%	15.3	10.9	40%
Investment Management	2.8	2.8	2.1	--	33%	2.8	2.2	27%
Parent	8.2	7.7	20.3	6%	(60%)	7.6	18.2	(58%)
Firm	$69.5	$69.0	$67.6	1%	3%	$68.9	$66.7	3%

Return on average Common Equity
Institutional Securities	8%	8%	6%			7%	12%
Wealth Management	14%	13%	17%			13%	18%
Investment Management	9%	11%	*			9%	15%
Firm	9%	8%	6%			8%	10%

Notes:	-
Beginning in 2016, the amount of capital allocated to the business segments was set at the beginning of the year, and will remain fixed throughout the year until the next annual reset. Differences between Available and Required Capital will be reflected in Parent equity during the year. Periods prior to 2016 have not been recast under the new methodology.

	-	Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

Earnings Per Share Summary
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Nine Months Ended		Percentage
	Sept 30, 2016	June 30, 2016	Sept 30, 2015	June 30, 2016	Sept 30, 2015	Sept 30, 2016	Sept 30, 2015	Change

Income (loss) from continuing operations	$1,632	$1,650	$1,051	(1%)	55%	$4,442	$5,352	(17%)
Net income applicable to nonredeemable noncontrolling interests	43	64	31	(33%)	39%	130	124	5%
Income (loss) from continuing operations applicable to Morgan Stanley	1,589	1,586	1,020	--	56%	4,312	5,228	(18%)
Less: Preferred Dividends and allocation of earnings to Participating Restricted Stock Units	79	157	79	(50%)	--	314	301	4%
Income (loss) from continuing operations applicable to Morgan Stanley	1,510	1,429	941	6%	60%	3,998	4,927	(19%)

Gain (loss) from discontinued operations after tax	8	(4)	(2)	*	*	1	(9)	*
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	0	0	0	--	--	0	0	--
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--	0	0	--
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	8	(4)	(2)	*	*	1	(9)	*

Earnings (loss) applicable to Morgan Stanley common shareholders	$1,518	$1,425	$939	7%	62%	$3,999	$4,918	(19%)

Average basic common shares outstanding (millions)	1,838	1,866	1,904	(2%)	(3%)	1,863	1,916	(3%)

Earnings per basic share:
Income from continuing operations	$0.82	$0.77	$0.49	6%	67%	$2.15	$2.57	(16%)
Discontinued operations	$0.01	$(0.01)	$-	*	*	$-	$-	--
Earnings per basic share	$0.83	$0.76	$0.49	9%	69%	$2.15	$2.57	(16%)

Average diluted common shares outstanding and common stock equivalents (millions)	1,879	1,899	1,949	(1%)	(4%)	1,898	1,958	(3%)

Earnings per diluted share:
Income from continuing operations	$0.80	$0.75	$0.48	7%	67%	$2.11	$2.52	(16%)
Discontinued operations	$0.01	$-	$-	*	*	$-	$(0.01)	*
Earnings per diluted share	$0.81	$0.75	$0.48	8%	69%	$2.11	$2.51	(16%)

Notes:	-	Refer to End Notes, U.S. GAAP to Non-GAAP Measures, Definition of Performance Metrics and Legal Notice on pages 14 - 17.

End Notes

Page 3:
(1)	During the current quarter, Morgan Stanley redeemed all of its issued and outstanding Capital Securities pursuant to the optional redemption provisions provided in the respective governing documents.

Page 4:
(1)	For the quarters ended September 30, 2016, June 30, 2016 and September 30, 2015, the percentage of Institutional Securities corporate loans by credit rating was as follows:
- % investment grade: 38%, 30% and 37%
- % non-investment grade: 62%, 70% and 63%
(2)	For the quarters ended September 30, 2016, June 30, 2016 and September 30, 2015, the percentage of Institutional Securities corporate lending commitments by credit rating was as follows:
- % investment grade: 75%, 76% and 72%
- % non-investment grade: 25%, 24% and 28%
(3)
At September 30, 2016, June 30, 2016 and September 30, 2015, the event-driven portfolio of loans and lending commitments to non-investment grade borrowers were $7.9 billion, $13.0 billion and $15.8 billion, respectively.

(4)
The Institutional Securities business segment engages in other lending activity.  These activities include commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

(5)
For the quarter ended September 30, 2016, there was no provision recorded by Institutional Securities related to loans.  For the quarters ended June 30, 2016 and September 30, 2015, Institutional Securities recorded a provision for credit losses of $17.2 million and $3.5 million, respectively, related to loans.  For the quarters ended September 30, 2016, June 30, 2016 and September 30, 2015, a provision (release) for credit losses of $6.4 million, $(13.6) million and $4.4 million was recorded, respectively, related to lending commitments.

(6)
For the quarters ended September 30, 2016, June 30, 2016 and September 30, 2015, Wealth Management recorded a provision (release) for credit losses of $1.6 million, $(0.8) million and $1.3 million, respectively, related to loans. For the quarters ended September 30, 2016, June 30, 2016 and September 30, 2015, a provision (release) of $(0.5) million, $0.2 million and $0.1 million was recorded, respectively, related to lending commitments.

Page 9:
(1)
The quarters ended September 30, 2016, June 30, 2016 and September 30, 2015 include investment gains or losses for certain funds included in the Firm's consolidated financial statements for which the limited partnership interests in these gains or losses were reported in net income (loss) applicable to noncontrolling interests.

Page 10:
(1)	Net Flows by region for the quarters ended September 30, 2016, June 30, 2016 and September 30, 2015 were:
North America: $1.8 billion, $(1.7) billion and $18.0 billion
International: $2.1 billion, $0 billion and $(7.0) billion
(2)	Assets under management or supervision by region for the quarters ended September 30, 2016, June 30, 2016 and September 30, 2015 were:
North America: $270 billion, $264 billion and $266 billion
International: $147 billion, $142 billion and $138 billion

Page 11:
(1)
For the quarters ended September 30, 2016, June 30, 2016 and September 30, 2015, the U.S. Bank investment securities portfolio included held to maturity investment securities of $11.2 billion, $10.4 billion and $3.5 billion, respectively.

Definition of U.S. GAAP to Non-GAAP Measures

(a)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP).  From time to time, Morgan Stanley may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise.  The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial  performance, financial positions, or cash flows that is subject to adjustments that effectively exclude, or include amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP.  Non-GAAP financial measures disclosed by Morgan Stanley are provided as additional information to investors and analysts in order to provide them with greater transparency about, or an alternative method for assessing, our financial condition, operating results, or prospective regulatory capital requirements.  These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies.  Whenever we refer to a non-GAAP financial measure, we will also generally define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable U.S. GAAP financial measure.  In addition to the following notes, please also refer to the Firm's second quarter earnings release footnotes for such definitions and reconciliations.

(b)	The following are considered non-GAAP financial measures: earnings (losses) per diluted share excluding DVA, return on average common equity metrics, return on average common equity excluding DVA metrics, Tangible Common Equity, Tangible book value per common share and pre-tax margin. These measures are calculated as follows:

- The earnings (losses) per diluted share amounts, excluding DVA for periods prior to January 1, 2016 represent net income (loss) applicable to Morgan Stanley, adjusted for the positive / (negative) impact of DVA, less preferred dividends divided by the average number of diluted shares outstanding.

- The return on average common equity equals annualized net income applicable to Morgan Stanley less preferred dividends as a percentage of average common equity.
- The return on average common equity excluding DVA for the periods prior to January 1, 2016 is adjusted for DVA in the numerator and denominator.

- Effective January 1, 2016, the Firm early adopted the provision of new accounting guidance that requires unrealized gains and losses from Morgan Stanley’s debt-related credit spreads and other credit factors (Debt Valuation Adjustments, or DVA) to be presented in other comprehensive income as opposed to net revenues and net income. As a result of this adoption, the Firm has redefined the calculation of return on average common equity excluding DVA to adjust for DVA only in the denominator.

- Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
- Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
- Pre-tax profit margin percentages represent income from continuing operations before income taxes as percentages of net revenues.
(c)
The fully phased-in Common Equity Tier 1 risk-based capital ratio and fully phased-in Supplementary Leverage Ratio are pro-forma estimates which represent non-GAAP financial measures that the Firm considers to be useful measures for evaluating compliance with new regulatory capital requirements that have not yet become effective.  Supplementary leverage ratio equals fully phased-in Tier 1 capital divided by the fully phased-in total supplementary leverage exposure.  For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 2015 Form 10-K and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 10-Q for the quarter ended June 30, 2016.

Definition of Performance Metrics

(a)	Book value per common share equals common equity divided by period end common shares outstanding.
(b)
Firmwide regional revenues reflect the Firm's consolidated net revenues on a managed basis.  Further discussion regarding the geographic methodology for net revenues is disclosed in Note 21 to the consolidated financial statements included in the Firm's Annual Report on Form 10-K for the year ended December 31, 2015 (2015 Form 10-K).

(c)
The Firm’s binding risk-based capital ratios for regulatory purposes are the lower of the capital ratios computed under the (i) standardized approaches for calculating credit risk RWAs and market risk RWAs (the “Standardized Approach”); and (ii) applicable advanced approaches for calculating credit risk, market risk and operational risk RWAs (the “Advanced Approach”).  At September 30, 2016, the binding ratio is based on the Advanced Approach transitional rules. For information on the calculation of regulatory capital and ratios for prior periods, please refer to Part II, Item 7 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 2015 Form 10-K and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in the Firm's 10-Q for the quarter ended June 30, 2016.

(d)
The global liquidity reserve, which is held within the bank and non-bank operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S. agency mortgage-backed securities, non-U.S. government securities and other highly liquid investment grade securities.

(e)	The Firm's goodwill and intangible balances utilized in the calculation of tangible common equity are net of allowable mortgage servicing rights deduction.
(f)
Institutional Securities net income applicable to noncontrolling interests primarily represents the allocation to Mitsubishi UFJ Financial Group, Inc. of Morgan Stanley MUFG Securities Co., Ltd., which the Firm consolidates.

(g)
VaR represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, is disclosed in Part II, Item 7A "Quantitative and Qualitative Disclosures about Market Risk" included in the Firm's 2015 Form 10-K.

(h)	Annualized revenue per Wealth Management representative is defined as annualized revenue divided by average representative headcount.
(i)	Client assets per Wealth Management representative represents total client assets divided by period end representative headcount.
(j)	Wealth Management client liabilities reflect U.S. Bank lending and broker dealer margin activity.
(k)	Wealth Management fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(l)	Wealth Management fee-based asset flows include net new fee-based assets, net account transfers, dividends, interest, and client fees and exclude institutional cash management related activity.
(m)	Investment Management Alternative/Other asset class includes products in Fund of Funds, Real Estate, Private Equity and Credit strategies, as well as Multi-Asset portfolios.
(n)
Investment Management net flows include new commitments, investments or reinvestments, net of client redemptions, returns of capital post-fund investment period and dividends not reinvested; and excludes the impact of the transition of funds from their commitment period to the invested capital period.

(o)	The share of minority stake assets represents Investment Management's proportional share of assets managed by entities in which it owns a minority stake.
(p)	U.S. Bank refers to the Firm’s U.S. Bank operating subsidiaries Morgan Stanley Bank, N.A. and Morgan Stanley Private Bank, National Association and excludes transactions with the Parent.
(q)
The Institutional Securities U.S. Bank other lending data includes activities related to commercial and residential mortgage lending, asset-backed lending, corporate loans purchased in the secondary market, financing extended to equities and commodities customers, and loans to municipalities.

(r)
The Firm’s capital estimation and attribution to the business segments are based on the Required Capital framework, an internal capital adequacy measure. This framework is a risk-based and leverage use-of-capital measure, which is compared with the Firm’s regulatory capital to ensure that the Firm maintains an amount of going concern capital after absorbing potential losses from stress events, where applicable, at a point in time.  The Firm defines the difference between its total Average Common Equity and the sum of the Average Common Equity amounts allocated to its business segments as Parent equity.  Effective January 1, 2016 the common equity estimation and attribution to the business segments is based on the Firm’s fully phased-in regulatory capital, including supplementary leverage and stress losses (which results in more capital being attributed to the business segments), whereas prior periods were attributed based on transitional regulatory capital provisions.  Also beginning in 2016, the amount of capital allocated to the business segments was set at the beginning of the year, and will remain fixed throughout the year until the next annual reset.  The Required Capital framework is expected to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.  For further discussion of the framework, refer to Part II, Item 7 “Liquidity and Capital Resources—Regulatory Requirements” in Morgan Stanley’s Annual Report on Form 10-K for the year ended December 31, 2015 and Part I, Item 2 "Liquidity and Capital Resources—Regulatory Requirements" in Morgan Stanley's Quarterly Report on Form 10-Q for the quarter ended June 30, 2016.

(s)	Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
(t)
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see page 13 of the Financial Supplement and Note 15 to the consolidated financial statements in the Firm's 10-Q for the quarter ended June 30, 2016.

Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's third quarter earnings press release issued October 19, 2016.